TOUCHSTONE FUNDS GROUP TRUST
Touchstone Sands Capital International Growth Equity Fund (the “Fund”)
Supplement dated April 10, 2026, to the Fund’s Summary Prospectus dated January 28, 2026, as may be amended or supplemented from time to time
Change in Broad-Based Securities Market Index
The Board of Trustees of the Touchstone Funds Group Trust (the “Trust”) has approved a change to the Broad-Based Securities Market Index (“BBSMI”) of the Fund.
Effective April 10, 2026 (the “Effective Date”) the first paragraph under the heading “The Fund’s Performance” in the Summary Prospectus is deleted in its entirety and replaced with:
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg World ex US Large & Mid Cap Index and the MSCI All Country world ex-USA Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Also as of the Effective Date, the Average Annual Total Return Table in the Summary Prospectus is deleted in its entirety and replaced with:
Average Annual Total Returns For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Touchstone Sands Capital International Growth Equity Fund - Class A
Return Before Taxes	4.09%	4.03%	7.22%
Return After Taxes on Distributions	3.78%	2.98%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	2.56%	3.11%	5.57%
Touchstone Sands Capital International Growth Equity Fund - Class C
Return Before Taxes	7.91%	4.35%	7.23%
Touchstone Sands Capital International Growth Equity Fund - Class Y
Return Before Taxes	10.01%	5.42%	8.16%
Touchstone Sands Capital International Growth Equity Fund - Institutional Class
Return Before Taxes(1)	10.18%	5.46%	8.18%
Touchstone Sands Capital International Growth Equity Fund - Class R6
Return Before Taxes(2)(3)	10.14%	5.46%	8.18%
Bloomberg World ex US Large & Mid Cap Index(4) (reflects no deductions for fees, expenses, or taxes)	32.10%	8.09%	8.93%
MSCI All Country World ex-USA Index (reflects no deductions for fees, expenses or taxes)	32.39%	7.91%	8.41%
(1) The inception date of Institutional Class shares was August 23, 2019. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to August 23, 2019. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Institutional Class shares.
(2) An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.
(3) The inception date of Class R6 shares was August 31, 2023. Class R6 shares’ performance was calculated using the historical performance of Institutional Class shares for the periods prior to August 31, 2023. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class R6 shares.
(4) The Fund changed its broad-based securities index to the Blomberg World ex US Large & Mid Cap Index which is similarly representative of the overall securities market applicable to the Fund.
There are no additional changes to the Summary Prospectus except those described herein.

* * * * *
Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, LLC*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-TU36000-0326-SUP